Exhibit 21.1

SUBSIDIARIES OF SL GREEN REALTY CORP.

Entity Name	State of Incorporation
1 Madison Office Fee LLC	Delaware
10 E 53 Owner LLC	Delaware
10E53 Partner LLC	Delaware
100 Church Fee Owner LLC	Delaware
100C Investor LLC	Delaware
106 SPRING STREET OWNER LLC	Delaware
106 Spring Funding II LLC	Delaware
1055 WASHINGTON BOULEVARD LLC	Delaware
1080 Amsterdam Green A Member LLC	Delaware
1080 Amsterdam Green B Member LLC	Delaware
1080 Amsterdam Lessee LLC	Delaware
11 MADISON AVENUE OWNER LLC	Delaware
11 Madison Investor LLC	Delaware
11 Madison Investor II LLC	Delaware
11 Madison Member LLC	Delaware
110 E 42nd Holdco LLC	Delaware
110 E42 Garage Owner LLC	Delaware
110 Greene Fee Owner LP	Delaware
11W34 Investor LLC	Delaware
115 Spring Purchaser LLC	Delaware
121 GREENE RETAIL OWNER LLC	Delaware
125 Park Owner LLC (f/k/a SLG 125 Park LLC)	Delaware
133 Greene Funding LLC	Delaware
183 BROADWAY OWNER LLC	Delaware
187 BROADWAY OWNER LLC	Delaware
187 Broadway Air Rights Owner LLC	Delaware
1350 LLC	Delaware
1515 Broadway GP, LLC	Delaware
1515 Broadway Owner LP	Delaware
1515 Office TRS Corp.	Delaware
1515 Promote LLC	Delaware
1515 SLG Optionee LLC	Delaware
1515 SLG Private REIT LLC	Delaware
1552 Broadway Retail Owner LLC	Delaware
21E66 LT Investor LLC	Delaware
21E66 MM Investor LLC	Delaware
21E66 MM TRS LLC	Delaware
21 East 66th Street Commercial LLC	New York
245 Park Avenue Property LLC	Delaware
245 Park Member LLC	Delaware
245 Park Member Sub A LLC	Delaware
33/34 West Owner LLC	Delaware
30 E 40th Street Development LLC	Delaware
30 E 40th Street Ground Lessee LLC	Delaware
30 E 40th Street JV LLC	Delaware

Entity Name	State of Incorporation
36 LLC	Delaware
304 PAS Owner LLC	Delaware
315 W 36 Member LLC	Delaware
333 East 22 Green Member LLC	Delaware
333 East 22 Lessee LLC	Delaware
360 Asset Manager LLC	Delaware
360 Investment LLC	Delaware
360 Property Manager LLC	Delaware
400 E57 Fee Owner LLC	Delaware
400 E58 Owner LLC	Delaware
460 Rollover Sub LLC	Delaware
460W34 Mezz LLC	Delaware
460W34 MEZZ 2 LLC	Delaware
460W34 Owner LLC	Delaware
50 East 72 Owner LLC	Delaware
55W46 Condo Owner LLC	Delaware
55W46 Member LLC	Delaware
574 Fifth Avenue Lessee LLC	Delaware
605 Green Member LLC	Delaware
605 West 42nd AHO LLC	Delaware
605 West 42nd Owner LLC	Delaware
609 Office Unit Owner LLC	Delaware
609 Owners LLC	Delaware
60G 133 GREENE STREET OWNER, LLC	Delaware
635 Owner LLC	Delaware
635 Sixth Mezz LLC	Delaware
641 Sixth Fee Owner LLC	Delaware
641 Sixth Mezzanine LLC	Delaware
641 Sixth Owners LLC	Delaware
650 Fifth Lessee LLC	Delaware
673 Interest Holder LLC	Delaware
707 11 Manager LLC	Delaware
707 11 Owner LLC	Delaware
712 MADISON AVENUE LLC	Delaware
712 Madison Holdco LLC	Delaware
719 Seventh Owner LLC	Delaware
719 Seventh TIC 1 Owner LLC	Delaware
719 Seventh TIC 2 Owner LLC	Delaware
747 Madison Retail Owner LLC	Delaware
750 Third Owner LLC (f/k/a GREEN 750 THIRD OWNER LLC)	Delaware
752 Development Fee LLC	Delaware
760 Residential Member LLC	Delaware
760 Retail Member LLC	Delaware
762 Madison Owner LLC	Delaware
885 Third Lot A Owner LLC	Delaware
919 Ground Lease LLC	Delaware
919 Ground Lease Member LLC	Delaware
919 MEMBER LLC	Delaware
985 Third Development LLC	Delaware

Entity Name	State of Incorporation
Belmont Insurance Company	New York
Concept Space LLC	Delaware
East 72nd LLC	Delaware
eEMERGE, Inc	Delaware, New York
EMERGE212 125 LLC	Delaware
Emerge212 3CC LLC	Delaware
GOTHAM 42ND STREET LLC	Delaware
Green 121 Member LLC	Delaware
Green 141 Fifth Participation Corp.	Delaware
Green 155 Member LLC	Delaware
Green 1552 Member LLC	Delaware
Green 1604 Investment LLC	Delaware
Green 379 Broadway LLC	Delaware
Green 460 Member LLC	Delaware
Green 461 Fifth Lessee LLC	Delaware, New York
Green 625 Mezz Lessee LLC	Delaware
Green 650 Member LLC	Delaware
Green 673 Realty LLC	Delaware
Green 673 SPE Member Inc.	New York
Green 711 Fee Manager LLC	Delaware
Green 711 LM LLC	New York
Green 711 Mortgage Manager LLC	Delaware
Green 711 Sublease Manager LLC	Delaware
Green 724 Member LLC	Delaware
Green 747 Member LLC	Delaware
Green 800 Third Avenue Associates, LLC	Delaware
Green 800 Third Interest LLC	Delaware
Green 800 Third Member LLC	Delaware
GREEN BROADWAY/34 INVESTMENT LLC	Delaware
Green Broadway/34 Investment LLC	Delaware
Green Eastside Member LLC	Delaware
Green Loan Services LLC	Delaware
GREEN W. 57TH ST., LLC	New York
Herald Square Acquisition LLC	Delaware
Herald Square GP LLC	Delaware
Herald Square Owner LLC	Delaware
Landmark Square 1-6 LLC	Delaware
Landmark Square 1-6 Mezz LLC	Delaware
MEADOW RT FUNDING LLC	Delaware
METROPOLITAN PARTNERS LLC	Delaware
METROPOLITAN 919 3RD AVENUE LLC	Delaware
New Green 673 Realty LLC	New York
North 3rd Acquisition LLC	Delaware
North 3rd MM LLC	Delaware
North 3rd MM TRS LLC	Delaware
North 3rd RU Investor LLC	Delaware
One Vanderbilt Owner LLC	Delaware
One Vanderbilt PI LLC	Delaware
OVA Developer LLC	Delaware

Entity Name	State of Incorporation
OVA REIT Manager LLC	Delaware
Reckson Mezz. LLC	New York
RECKSON OPERATING PARTNERSHIP, L.P.	Delaware
S.L. Green Management Corp.	New York
SL Green 100 Park LLC	New York
SL Green 800 JV Member LLC	Delaware
SL Green Funding LLC*	New York
SL Green Investor LLC	Delaware
SL Green Management LLC	Delaware, New York
SL Green Operating Partnership, L.P.	Delaware, New York
SL Green Realty Acquisition LLC	Delaware, New York
SL Green Servicing Corp.	Delaware
SLG 100 Park LLC	Delaware
SLG 101 INVESTOR LLC	Delaware
SLG 125 Park Mezz LLC	Delaware
SLG 1185 Sixth A LLC	Delaware
SLG 1515 Broadway Finance LLC	Delaware
SLG 2 Herald LLC	Delaware
SLG 2 Herald Manager LLC	Delaware
SLG 220 NEWS LESSEE LLC	Delaware
SLG 220 News MZ LLC	Delaware, New York
SLG 220 News Owner LLC	Delaware, New York
SLG 315 West LLC	Delaware
SLG 609 Fifth LLC	Delaware
SLG 625 Lessee LLC	Delaware
SLG 711 Fee LLC	New York
SLG 711 Third LLC	New York
SLG 711 Third Sublandlord LLC	Delaware
SLG 717 FIFTH MEMBER LLC	Delaware
SLG 810 Seventh Lessee LLC	Delaware
SLG 885 Third Manager LLC	Delaware
SLG Asset Management Fee LLC	Delaware, New York
SLG Elevator Holdings LLC	New York
SLG Funding REIT LLC*	Delaware
SLG Gramercy Services LLC	Delaware
SLG Graybar LLC	Delaware
SLG Graybar Mesne Lease Corp	New York
SLG Graybar Mesne Lease I LLC	Delaware
SLG Graybar Mesne Lease LLC	New York
SLG Graybar New Ground Lessee LLC	Delaware
SLG Graybar New Lessee LLC	Delaware
SLG Graybar Sublease Corp	New York
SLG Graybar Sublease LLC	New York
SLG IRP Realty LLC	New York
SLG LeaseCo Member LLC	Delaware
SLG Lightpath LLC	Delaware
SLG MADISON INVESTMENT LLC	Delaware
SLG One Park Shareholder LLC	Delaware
SLG One Park Shareholder II LLC	Delaware

Entity Name	State of Incorporation
SLG One Park Shareholder III LLC	Delaware
SLG OpCo Holdings LLC	Delaware
SLG OpCo Member LLC	Delaware
SLG Park Avenue Investor LLC	Delaware
SLG Protective TRS Corp	Delaware, New York
SLG RSVP Member LLC	Delaware
SP West 33-34 Hotel Parcel LLC	Delaware
Structured Finance TRS Corp.	Delaware
WWP MEMBER LLC	Delaware
WWP Office LLC	Delaware

* The purpose of this entity is to engage in debt and preferred equity finance investments through various wholly-owned subsidiaries which are not included on this list.